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                                                                  EXHIBIT 10.27

                                      LEASE

                          Preamble-Parties and Premises

          Heritage Oaks Bancorp, herein called "Landlord," hereby Leases to Heritage Oaks Bank, herein called "Tenant," those certain premises, herein called "said premises," in that certain building, known as The Atascadero Branch at 9900 El Camino Real, in the City of Atascadero, County of San Luis Obispo, State of California on the following terms and conditions:

                                     1. TERM

         The initial term of this Lease shall be for the period of five years, commencing April 1, 1999 and ending March 31, 2004.

                                  2. BASIC RENT

                  A. Tenant agrees to pay to Landlord as the basic rent, to be adjusted as provided in Paragraph 3 of this Lease, for the use and occupancy of said premises for the period of April 1, 1999 through March 31, 2004 the sum of four thousand seven hundred and twenty five ($4,725.00) dollars per month. Rent shall be payable without notice or demand and without any deduction, off-set, or abatement, in lawful money of the United States to the Landlord at the mailing address of Landlord, 545 12th Street, Paso

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                  Robles, California 93446 or at such other place
                  or places as Landlord may from time to time designate by written notice given to Tenant.

                  B. Tenant agrees to pay a late charge of twenty-five dollars ($25.00) if the rent is not received by the fifth day of each month commencing April 5, 1999.

                         This late charge does not establish a grace period;
Landlord may make written demand for payment if the rent is not paid on its due date each month. Landlord and Tenant agree that the charge is presumed to be the damages sustained because of Tenant's late payment of rent, and it is impracticable or extremely difficult to fix actual damages.

                  C. Tenant agrees to pay a service charge of twenty-five dollars ($25.00) if Tenant's bank returns a rent check for insufficient funds. If the bank returns Tenant's rent checks more than once, Landlord may serve 30 days written notice that all future rent be paid in cash or by certified check or money order.

                               3. RENT ADJUSTMENTS

                  A. Rent Adjustments. Commencing at the same time as any rental commences under this Lease, Tenant shall pay to Landlord that percent of the total cost of the total floor area of the building (here called Adjustments)

                                    1. All real estate taxes and insurance
                  premiums on the Premises, including land, building, and improvements thereon. Said real estate taxes shall include all real estate taxes and assessments that are levied upon and/or assessed against the premises, including any taxes which may be levied on rents. Said insurance shall include all insurance premiums for fire, extended coverage, liability, and any other insurance that Landlord deems necessary on the premises.

                                    2. All costs to maintain, repair and
                  replace common areas, hallways, fax and conference rooms, lobby, parking lot lighting, sidewalks, driveways, landscaping and gardening, rubbish pickup, and other areas or services used in common by the Tenants of the building.

                                    3. Utility costs for common areas.

                                    4. All costs to supervise and administer
                  said common areas, copy and fax room, conference room, lobby, parking lots, sidewalks, driveways, landscaping and gardening, rubbish pickup, and other areas used in common by the Tenants or occupants of the building. Said costs shall include such fees as may be paid to a third party in connection with same and may include a fee to Landlord to supervise and administer same in an amount equal to no more than ten percent (10%) of the total out of pocket costs of Landlord.

                               4. USE OF PREMISES

          Said premises shall be used for General Banking Offices by Tenant and for no other use or uses without the express written consent of Landlord.

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                               5. PROHIBITED USES

          Tenant shall not commit or permit the commission of any acts on said premises nor use or permit the use of said premises in any way that:

                  A. Will increase the existing rates for or cause cancellation of any fire, casualty, liability, or other insurance policy insuring the premises or its contents;

                  B. Violates or conflicts with any law, statue, or ordinance, or governmental rule or regulation, whether now in force or hereinafter enacted, governing said premises;

                  C. Obstructs or interferes with the rights of other Tenants or occupants of the premises or injures or annoys them;

                  D. Constitutes the commission of waste on said premises or the commission of maintenance of a nuisance as defined by the laws of the State of California.

                             6. COMPLIANCE WITH LAW

Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes not related to or affected by Tenant's Improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, any action, against Tenant, whether Landlord be a part regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.


                             7.   NO ASSIGNMENT OR SUBLEASING

Tenant shall not encumber, assign, or otherwise transfer this Lease, any right or interest in this Lease, or any right or interest in said premises without first obtaining the express written consent of Landlord first. Neither shall Tenant sublet said premises or any part thereof or allow any other persons, other then Tenant's agents and servants, to occupy or use said premises or any part thereof without the prior written consent of Landlord. A consent by Landlord to one assignment, subletting, or occupation and use by another person shall not be deemed to be a consent to any subsequent assignment, subletting, or occupation and use by another person. The consent of Landlord to any assignment of Tenant's interest in this Lease or the subletting by Tenant of said premises shall not be unreasonably withheld.

                               8.  REPAIRS

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        A. By entry hereunder, Tenant shall be deemed to have accepted the premises as being in good sanitary order, condition, and repair. Tenant shall, at Tenant's sole cost and expense, keep the premises and every part thereof in good condition and repair (except as hereinafter provided with respect to Landlord's obligations) including without limitations, the maintenance, replacement and repair of any door, plate glass, window casements, glazing, plumbing, pipes, electric wiring and conduits, heating and cooling system (when there is an air conditioning system)

                          Tenant agrees that Landlord is not and shall in no event be responsible or liable to Tenant for the failure of operation of the heating and/or cooling (air conditioning system), or consequential damages, if any, to Tenant or otherwise, by reason of failure of operation of said systems, if any, on the premises.

                          Tenant shall upon expiration or sooner
        termination of this Lease, surrender the premises to the Landlord in good condition, broom clean, ordinary wear and tear and damages from causes beyond the reasonable control of Tenant excepted. Any damages to adjacent premises caused by Tenants use of the premises shall be repaired at the sole cost and expense of Tenant.

        B. Notwithstanding the provisions of Paragraph 8-A herein above, Landlord shall repair and maintain the structural portion of the building, including the exterior walls and roof, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees, invitee's, or any damage caused by breaking and entering, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs. Landlord shall also make any structural changes required by any governmental regulation. Landlord shall not be liable for any failure to make such repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant. Except as may be caused by the gross negligence of Landlord's contractor, if any, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvement in or to any portion of the premises or in or to fixtures, appurtenances and equipment therein. However, Landlord shall attempt to minimize any interference with Tenant's use of the premises in the course of any such repairs, maintenance, or structural changes


                        9.   ALTERATIONS AND ADDITIONS

        A. Tenant shall not make or allow to be made any alterations, additions, or improvements to or of the premises or any part thereof without first obtaining the written consent of Landlord and any alterations, additions, or improvements to or of said premises, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting moveable furniture and trade fixtures, shall at once become a part of the realty and belong to the Landlord and shall be surrendered with the premises. In the event Landlord consents to the making of any alterations, additions or improvements to the premises by Tenant, the same shall be made by Tenant at Tenant's sole cost and expense. Upon the expiration or sooner termination of the term hereof, Tenant shall upon written

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         demand by Landlord, given at least thirty (30) days prior to the end of the term, at Tenant's sole cost and expense, forthwith and with all due diligence, remove any alterations, additions, or improvements made by Tenant constructed without Landlord's approval, designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair any damages to the premises caused by such removal.

         B. All work, alterations, additions or improvements, made or effected by Tenant, pursuant hereto, to be in accordance with applicable codes and permits where required.

                              10. LIENS

Tenant shall keep the premises and the property in which the premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Landlord may require, at Landlord's sole option, that Tenant shall provide to Landlord, at Tenant's sole cost and expense, a lien and completion bond in the amount equal to one and one-half (1-1/2) times the estimated cost of any improvements, additions, or alterations in the premises which the Tenant desires to make, to insure Landlord against any liability for mechanic's and materialmen's liens and to insure completion of the work.

                               11. INSURANCE

                  A. Liability Insurance. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease, a policy of comprehensive public liability insurance insuring Landlord and Tenant against any liability arising out of ownership, use, occupancy or maintenance of the premises and all areas appurtenant thereto. Such insurance shall be in the amount of not less than five hundred thousand dollars ($500,000.00) for any one accident or occurrence. The limit of any such insurance shall not, however, limit the liability of the Tenant hereunder. Tenant may provide this Insurance under a blanket policy provided that said insurance shall have a Landlord's protective liability endorsement attached thereto. If Tenant shall fail to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Insurance required hereunder shall be in companies rated A or better in "Best's Key rating Guide." Tenant shall deliver to Landlord, prior to right of entry, copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction to coverage. All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry. Landlord shall be named as an additional insured party, as to Landlord's interests, and maintained by Tenant.

                  B. Fire Insurance by Tenant. Tenant shall pay for and maintain in full force and effect during the term of this Lease, a standard form policy or policies of fire, extended coverage and vandalism, and rental value insurance with standard form or extended

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        coverage endorsement covering all exterior glass, whether plate or otherwise, and all interior glass and stock in trade, trade fixtures, equipment, and other personal property located in the premises and used by Tenant in connection with its business. Landlord shall be named as an additional insured party, as to Landlord's interests, under the insurance coverage hereunder required to be provided and maintained by Tenant, without limitation hereby.

        C. Fire Insurance by Landlord. Landlord shall maintain in full force and effect an insurance policy or policies of fire and extended coverage to protect against damage not less than the replacement value of the structural improvements of the premises. Tenant shall reimburse Landlord for said insurance costs pursuant to Paragraph 3 of this Lease.

        D. Worker's Compensation Insurance. Tenant shall at all times maintain Worker's Compensation Insurance in compliance with California Law.

                                  12. UTILITIES

          Tenant shall pay for all water, gas, heat, light, power, sewer charges, telephone services and all other services and utilities supplied to the premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises.

                      13. RELEASE AND WAIVER OF SUBROGATION

        A. So long as the fire insurance on the building, containing the Leased premises, and so long as the fire insurance on the fixtures, goods, wares and merchandise and other property of Tenant, as the case may be, are not affected hereby and so long as the cost of the respective policies are not increased thereby, the Landlord does hereby waive as against Tenant and the Tenant does hereby waive as against Landlord any and all claims and demands, which are the subject of subrogation, for damages, loss or injury to the Leased premises or to the Tenant's fixtures goods, wares and merchandise, and other property as the case may be, which shall be caused by or result from fire or other perils, events or happenings and which are the subject of extended coverage insurance.

        B. Landlord and Tenant hereby agree that each policy of fire and extended coverage insurance on the Leased premises or on Tenant's fixtures, goods, wares, and merchandise and other property in and upon the Leased premises, now in force or which may hereafter be obtained by Landlord and Tenant shall be made expressly subject to the provisions of this paragraph, and that Landlord's insurers hereunder shall waive any right of subrogation against Tenant and Tenant's insurers hereunder shall waive any right of subrogation against Landlord.

                               14. HOLD HARMLESS

        A. Tenant shall indemnify and hold harmless

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        Landlord against and from any and all claims arising from Tenant's use of the premises or from the conduct of its business or from any activity, work, or other things done, permitted or suffered by the Tenant in or about the premises, and shall further indemnify and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest, or invitee of Tenant, and from all costs, attorney's fees, and liabilities incurring in or about the defense of any such claim or any action or proceeding brought thereon and in case any action or proceeding be brought against Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord hereby assumes all rise of damage to property or injury to persons in, upon or about the premises, from any cause other than Landlord's negligence; and Tenant hereby waives all claims in respect thereof against Landlord, without limitations hereby. Tenant shall give prompt notice to Landlord in case of casualty or accidents in the premises.

        B. Landlord or its agents shall not be liable for any loss or damages to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak trom any part ot the premises or from the pipes, appliances, heating/air conditioning or plumbing works therein or about the premises or from the roof, street or subsurface or from any other place resulting from or caused by dampness or any other cause whatsoever, without limitations hereby. Landlord or its agents shall not be liable for interference with light, air, heat, or otherwise, or for any latent defect in the premises, and shall not be liable for failure of any equipment to work, without limitations hereby.

                                  15. SIGN (S)

        A. No sign, placard, picture, name, advertisement or notice, visible from the exterior of any Tenant's premises shall be inscribed, painted, affixed, or otherwise displayed by any Tenant on any part of the premises without prior written consent of Landlord, and Landlord shall have the right to remove any such sign, placard, picture, name, advertisement or notice at Tenant's expense and without notice to Tenant. If Landlord shall have given such consent at any time, such consent shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every other sign, placard, picture, name, advertisement or notice. Land-lord may adopt and furnish to Tenant uniform rules and regulations which shall be applicable to all Tenants occupying the premises and Tenant agrees to conform to such rules and regulations. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of the Tenant by a person approved by Landlord. All signage must comply with applicable governmental regulations.

        B. Tenant agrees to install all approved signage within thirty (30) days of opening of

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        Tenant's business. If signs are not installed by this date, they may be installed by Landlord at Tenant's expense.

                         16.  CONDEMNATION OF PREMISES

     Should all or part of said premises be taken by any public or quasi-public agency or entity under the power of eminent domain during the term of this Lease:

                  A. Either Landlord or Tenant may terminate this Lease by giving the other sixty (60) days written notice of termination; provided, however, that Tenant cannot terminate this Lease unless the portion of said premises taken by eminent domain is so extensive as to render the remainder of said premises useless for the uses permitted by this Lease.

                  B. Any and all damages and compensation awarded or paid because of the taking, except for amounts paid Tenant for moving expenses or for damage to any personal property or trade fixtures owned by Tenant, shall belong to Landlord, and Tenant shall have no claim against Landlord or the entity exercising eminent domain power for the value of the unexpired term of this Lease.

                  C. Should only a portion of said premises be taken by eminent domain and neither Landlord nor Tenant terminates this Lease, the rent thereafter payable under this Lease shall be reduced by the same percentage that the floor area of the portion taken by eminent domain bears to the floor area of the entire said premises.

                               17. NOTICES

          Except as otherwise expressly provided by law, any and all notices or other communications required or permitted by this Lease or by law to be served on or given to either party hereto by the other party hereto shall be in writing and shall be deemed duly served and given when personally delivered to the party, Landlord or Tenant, to whom it is directed or any managing employee of such party or, in lieu of such personal services, when deposited in the United States mail, first class postage prepaid, addressed to Landlord at 545 12th Street, Paso Robles, Ca. 93446 and to Tenant at 9900 El Camino Real, Atascadero, Ca. 93422 . Either party, Landlord or Tenant, may change its address for purposes of this paragraph by giving written notice of the change to the other party in the manner provided in this paragraph

                                18. HOLDING OVER

          If Tenant remains in possession of the premises or any part thereof after the expiration of the term hereof with the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental in the amount of the last monthly Basic Rent, plus all charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy. Tenant agrees to give Landlord a 90 day notice to terminate tenancy.

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                              19. ENTRY BY LANDLORD

          Landlord reserves, and shall at any and all times have, the right to enter the premises to inspect the same, to submit said premises to prospective purchasers or Tenants, to post notices of non-responsibility, to repair the premises and any portion of the building of which the premises are a part that Landlord may deem necessary or desirable, without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the premises shall not be unreasonably blocked thereby, and further providing that the business of the Tenant shall not be interfered with unreasonably. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the premises and any other loss occasioned thereby. For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the premises without liability to Tenant except for any failure to exercise due care for Tenant's property and any entry to the premises obtained by Landlord by any of said means or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the premises, or any eviction of Tenant from the premises or any portion thereof.

                               20. ATTORNEY'S FEES

          Should any litigation be commenced between the parties to this Lease regarding said premises, this Lease, or the rights and duties of either in relation thereto, the party, Landlord or Tenant, prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorney's fees in the litigation which shall be determined by the court in such litigation or in a separate action brought for the purpose.

                              21. TENANT'S DEFAULT

          The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

                  A. The vacating or abandonment of the premises by Tenant.

                  B. The failure by Tenant to make any payment or rent or other payments required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three
                  (3) days after written notice thereafter by Landlord to Tenant.

                  C. The failure by Tenant to observe or perform any of the covenants, conditions, or provisions of this Lease to be observed or performed by the Tenant, other than described in
                  Article 21.B., above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                  D. The making by Tenant of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Tenant of a petition

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                  to have Tenant adjudicated a bankrupt, or a petition for
                  reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days) : or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets located at the Premises or Tenant's interest in this Lease, where possession of Tenant's interest in this Lease is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days.

                             22. REMEDIES IN DEFAULT

          In the above event of any such default or breach by Tenant, Landlord may at any time thereafter, in his sole discretion, and without limiting Landlord in the exercise of a right or remedy whi9h Landlord may have by reason of such default or breach:

                  A. Terminate Tenant's right to possession of the premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the premises; expenses of reletting; including necessary renovation and alteration of the premises; reasonable attorney's fees; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent and other charges and Adjustments called for herein for the balance of the term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided; and that portion of any Leasing commission paid by Landlord and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums bear interest from the date of suit at the maximum legal rate; or

                  B. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the premises. In such event Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the rent and any other charges and Adjustments as may become due hereunder; or

                  C. Pursue any other remedy now or hereafter available to Landlord under the laws of the State of California.

                             23. DEFAULT BY LANDLORD

          Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligation; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance then

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Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

                               24. RECONSTRUCTION

                  A. In the event the premises are damaged by fire or other perils covered by extended coverage insurance, Landlord agrees to forthwith repair same, and this Lease shall remain in full force and effect. Tenant shall be entitled to a proportionate reduction of the Basic Rent from the date of the damage and while such repairs shall reasonably interfere with the business carried on by the Tenant in the premises. If the damage is due to the fault or neglect of Tenant or its employees, there shall be no abatement of rent.

                  B. In the event the premises are damaged as a result of any cause other then the perils covered by fire and extended coverage insurance, then Landlord shall forthwith repair the same, provided the extent of the destruction be less than ten percent (10%) of the then full replacement cost of the premises. In the event the destruction of the premises is to an extent of ten percent (10%) or more of the full replacement cost, then Landlord shall have the option:


                       (1) To repair or restore such damage, this Lease
                           continuing in full force and effect, but the Basic Rent to be proportionately reduced as hereinabove in this Article provided: or

                       (2) To give notice to Tenant at any time within
                           sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall no less than thirty (30) days and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this lease shall expire and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Tenant in the Premises, shall be paid up to the date of such termination.

                  C. Notwithstanding anything to the contrary provided in this Lease, Landlord shall not have the obligation whatsoever to reconstruct or restore the premises when the damage resulting from any casualty under this article occurs during the last six (6) months of the term of this Lease or any extension thereof.

                  D. Landlord shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any Leasehold improvements, fixtures, or other personal property of Tenant.

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

                  E. Except for uninsured losses less than ten percent (10%) as described in 26-B. herein, notwithstanding anything otherwise or to the contrary provided in this Lease( Landlord shall at no time and in no event ever be under obligation or liability to make or effect reconstruction, repairs, or replacement of the subject premises, or portions thereof, or at all, except with and from and to the extent of insurance proceeds received by Landlord in connection with or arising out of any related insured loss, without limitations hereby.

                     25. PARKING AND COMMON AREAS; RULES AND REGULATIONS

                  A. The Landlord shall keep said automobile parking and common areas in a reasonably neat, clean and orderly condition and shall reasonably repair any damage to the facilities thereof, but all expenses in connection with said automobile parking and common areas shall be charged and prorated in ~he manner as set forth in Paragraph 3 herein.

                  B. Notwithstanding anything otherwise herein contained, the Landlord reserves the right to hereafter, and at any time, execute and effectuate cross parking agreements and/or easements with adjacent property owners, and Tenant hereby expressly consents to such.

                  C. Tenant, for the use and benefit of Tenant, customers, licensees and Sub-Tenants, shall have the non-exclusive right in common with Landlord, and other present and future owners, Tenants and their customers, licensees and Sub-Tenants, to reasonably use said common and parking areas during the entire egress, and automobile parking.

                  D. The Tenant, in the use of common areas and parking areas, agrees to comply with such reasonable rules, regulations, and charges as the Landlord may adopt or require from time to time for the orderly and proper operation of common areas and parking areas. Landlord in his sole discretion reserves the right from time to time to modify said rules. The additions to and modifications of such rules shall be binding upon Tenant upon delivery of a copy thereof to Tenant. Such rules may include, but shall not be limited to the following:

                     (1) The regulation of the storage, removal, and disposal of
                         Tenant's refuse and other rubbish at the sole cost and expense of Tenant; and

                     (2) The limiting and/or restricting of employee parking
                         to limited designated areas or areas at time to time, and in connection herewith, Landlord reserves the right to so limit or restrict employee use of parking facilities and time of parking, and

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

                         Tenant consents to such and agrees to cooperate with Landlord in connection therewith.

                     (3) All interior common areas (lobby, fax and copy
                         room, conference room, hallways) are non-smoking areas.

                     (4) The last person leaving the building is responsible
                         for locking main door to lobby. Landlord assumes no responsibility for Tenants' losses or vandalism.

                     (5) Washing/Cleaning of vehicle in parking lot
                         is prohibited.

                            26. TENANT'S PERSONAL PROPERTY

         Any trade fixtures, signs and other personal property of Tenant not permanently affixed to the Premises shall remain the property of the Tenant. Tenant shall have the right, provided Tenant is not then in default under the terms of this Lease, at any time and from time to time during the term hereof, to remove any and all trade fixtures, signs and other personal property which it may have stored or installed in the Premises. If Tenant is in default, Landlord shall have the right to take exclusive possession of such property and to use the same rent and charge free, and the Landlord, whether or not it takes possession of such property shall have the benefit of any lien thereon permitted under applicable law and, if such possession is taken or such lien is asserted by Landlord in any manner, including, but not limited to, operation of law, Tenant shall not remove or permit the removal of said trade fixtures, signs and other personal property which shall become the property of the Landlord, without further act by either party hereto, unless Landlord elects to require their removal in which case Tenant shall promptly remove the same and restore the Premises to their prior condition at Tenant's expense.

                              27. OFFSET STATEMENT

         Tenant shall at any time and from time to time upon not less than twenty (20) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rent and other charges are paid in advance, if any, and (b) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord thereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building and of the land on which the Building is situated. If Tenant fails to deliver the offset statement within twenty (20) days, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney-in-fact to execute and deliver the statement to any third party on Tenant's behalf.

                            28. MORTGAGEE PROTECTION

         Tenant agrees to send to any mortgagees and/or deed of trust holders, by registered mail, a copy of any notice of default served by Tenant upon Landlord, provided that prior to such notice Tenant has been notified, in writing (by way of notice of assignment of rents or otherwise) of the addresses of such mortgagees and/or deed of trust holders. Tenant further agrees that if Landlord shall have failed to cure or commence curing such default within the time provided for in this Lease,


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

         any such mortgagees and/or deed of trust holders shall have an additional thirty (30) days within which to cure such default or if such default is not reasonable susceptible of cure within that time, then such additional time as may be reasonably necessary if within such thirty (30) days, any mortgagee and/or deed of trust holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceeding), in which event this Lease shall not be terminated when such remedies are being diligently pursued.

                      29. AUTHORITY OF PARTIES AND BINDING EFFECT

         If Tenant is a corporation each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and this Lease is binding upon said corporation in accordance with its terms.

                                 30. BROKERS

         Tenant and Landlord warrant that they have had no dealings with any real estate broker or agents in connection with the negotiation of this Lease and it knows of no other real estate broker or agent who is or may be entitled to a commission in connection with this Lease. In connection with this Lease, Tenant and Landlord agree to indemnify and save each other harmless from any claims for commissions by brokers or agents.

                              31. PLATS AND RIDERS

         Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

                              32. MARGINAL HEADINGS

         The marginal headings and Article titles of the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                        33. SALE OF PREMISES BY LANDLORD

         In the event of any sale of the Building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission

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

         occurring after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Building shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease. Nothing herein shall restrict or limit the right of the Landlord to sell, assign transfer or encumber the Building in any way Landlord deems appropriate in its sole discretion.

                           34. GOVERNING LAW AND VENUE

         The laws of the State of California shall govern the construction, validity, performance and enforcement of this Lease. Should either party institute legal suit or action for enforcement of any obligation contained herein, it is agreed that the venue of such suit or action shall be in San Luis Obispo, County, California. This Lease shall not be construed either for or against Landlord or Tenant, but this Lease shall be interpreted in accordance with the general tenor of the language in an effort to reach an equitable result.

                           35.   BINDING ON SUCCESSORS AND ASSIGNS

         This Lease shall be binding on and shall inure to the benefit of the heirs, executors, administrators, successors, and assigns of the parties, Landlord and Tenant, hereto, but nothing in this paragraph shall be construed as a consent by Landlord to any assignment of this Lease or any interest therein by Tenant except as provided in Paragraph 7 of this Lease.

                                   36. WAIVER

         The waiver of any breach of any of the provisions of this Lease by Landlord shall not constitute a continuing waiver or a waiver of any subsequent breach by Tenant either of the same or of another provision of this Lease.

                              37. JOINT OBLIGATION

         If there be more than one Tenant the obligations hereunder imposed shall be joint and several.

                                    38. TIME

         Time is expressly declared to be the essence of this Lease and each and all of its provisions in which performance is a factor.

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

                                 39. RECORDATION

         Neither Landlord nor Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of Landlord.

                              40. QUIET POSSESSION

         Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on the Tenant's part to be observed and performed hereunder, as far as Landlord is concerned, Tenant shall have quiet possession of the premises for the entire term hereof, subject to all provisions of this Lease.

                             41. INABILITY TO PERFORM

         This Lease and the obligations of the Tenant shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike labor troubles, act of God, or any other cause beyond the reasonable control of the Landlord.

                             42. PARTIAL INVALIDITY

         Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

                            43. CUMULATIVE REMEDIES

         No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

                                44. SUBORDINATION

         This Lease is and shall be subordinate to any encumbrances not of record or effected or recorded after the date of this Lease affecting the building, premises, common areas, and land of which the Premises are a part, without limitations hereby. Such subordination is effective without any further act or consent of Tenant. Landlord shall from time to time request that Tenant execute and deliver documents or instruments that may be required by a lender to effectuate any subordination. If Tenant fails to execute and deliver any such documents or instruments, Tenant irrevocably constitutes and appoints Landlord as Tenant's special attorney in fact to execute and deliver any such documents or instruments.

                    45. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

         This Lease contains all prior agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

                         46. EXTENSION OF LEASE AGREEMENT

         Subsequent to the initial term, tenant has the option to extend this lease for three (3) five (5) year extensions. Tenant must give notice to Landlord three (3) months prior to the termination date of this Lease,of Tenants wishes and intentions to extend and renegotiate this Lease for another term.

EXECUTED ON MARCH 31, 1999, AT PASO ROBLES, SAN LUIS OBISPO COUNTY, CA.

LANDLORD:                                                  TENANT:


----------------------------------                ------------------------------
GWEN R. PELFREY, SECRETARY                        LAWRENCE P. WARD, PRES/CEO
HERITAGE OAKS BANCORP                             HERITAGE OAKS BANK

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